SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 8, 2005

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA (Address of Principal Executive Offices)	94588 (Zip Code)

(925) 847-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 8, 2005, E-LOAN, Inc. (the “Company”) entered into an agreement with Geoffrey Halverson, Vice President of Auto Operations of the Company, pursuant to which Mr. Halverson retired as an officer of the Company effective June 30, 2005. Under the agreement Mr. Halverson agreed to provide transition services to the Company until September 30, 2005.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10.1	Agreement between E-LOAN, Inc. and Geoffrey Halverson dated June 8, 2005

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Mark E. Lefanowicz —————————————— Mark E. Lefanowicz President and Chief Executive Officer

Date: June 8, 2005

EXHIBIT INDEX

Exhibit No.	Description	Page No.
10.1	Agreement between E-LOAN, Inc. and Geoffrey Halverson dated June 8, 2005	10.1-1